Exhibit 99.1

TON Strategy Co.

TON Strategy

The Public-Market Platform for Exposure to Gram and The Open Network

NASDAQ: TONX

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical fact contained in this presentation should be considered forward-looking statements, including, but not limited to, statements regarding: our business, growth strategy and capital allocation framework; the expected growth of TON activity and the role of Gram in the TON ecosystem; the scalability of the TON blockchain; the performance of our Gram treasury and staking activities; our plans regarding liquidity and market access around Gram; and our ecosystem development initiatives. Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as "aim," "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "target," "will," "would" or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: our incurrence of significant net losses and uncertainty whether we will achieve or maintain profitable operations; our ability to grow and compete in the future, and to execute our business strategy; our decision to implement a cryptocurrency treasury strategy, whereby we acquire Gram, the native cryptocurrency of The Open Network ("TON") blockchain, and our dependence on TON and Gram as a result of this strategy; our financial results and the market price of our common stock may be affected by the price of Gram, and our Gram holdings will be less liquid than cash and cash equivalents; changes in the broader digital asset regulatory landscape and as it relates to TON and Gram and our failure to comply with applicable regulatory requirements and risks related to any actions we may take to prevent or correct such failure; the availability of opportunities to stake Gram; our ability to increase the number of our strategic relationships or grow the revenues received from our current strategic relationships; our ability to attract and retain qualified management personnel; our susceptibility to cybersecurity incidents and other disruptions, particularly as it relates to our holdings of Gram; the impact of, and our ability to operate our business and effectively manage our growth under evolving and uncertain global economic, political, and social trends, including legislation banning or otherwise hampering the digital asset landscape, inflation, rising interest rates, and recessionary concerns; and other important factors discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as any such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC's website at www.sec.gov and our Investor Relations page on our website at www.tonstrat.com/shareholders. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. The forward-looking statements in this presentation are based on information available to us as of the date of this presentation, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

TON Strategy Company

A Nasdaq-listed company built to provide exposure to the TON blockchain and its native asset, GRAM

- **The Open Network**, or **TON**, is a next-generation blockchain designed for payments and internet-native applications.
- **TON** is integrated with **Telegram**, a global super app with more than 1 billion users.
- **GRAM** is the native digital asset of **TON**, and **TON Strategy Co. (Nasdaq: TONX)** holds a substantial strategic position of **GRAM**.
- **TONX** stakes eligible **GRAM** and participates in validator operations that help support network security, transaction verification, and protocol activity.
- **TONX** provides investors a Nasdaq-listed way to gain exposure to **TON** and **GRAM** through public-company reporting, governance, and compliance.

TON Strategy combines scaled GRAM ownership, productive staking, and disciplined capital allocation

A U.S.-listed digital asset treasury company focused on GRAM and the development of the TON ecosystem

OWN GRAM

Primary treasury reserve asset held long term at institutional scale.

230.5M
GRAM held at June 30, 2026

~4.4%
of total GRAM supply*

→

STAKE GRAM

Substantially all eligible GRAM is staked, generating GRAM-denominated rewards.

229.9M
GRAM staked as of 6/30/26

9.4M
GRAM earned in Q2 2026

→

ALLOCATE CAPITAL

Capital is evaluated across GRAM accumulation, ecosystem initiatives, market structure, repurchases and liquidity.

Potential uses of capital include:

- GRAM accumulation
- Advancing the TON Ecosystem
- Maturing the Gram market
- Liquidity management

TONX is designed to provide public-market access to GRAM exposure while the Company manages the custody, staking, reporting and capital-allocation infrastructure around the asset.

*TonStat data as of August 4, 2026.

TON was architected to scale transaction processing with demand

A fit-for-purpose Layer 1 for high-frequency internet-native applications

Differentiated blockchain design for consumer scale

Dynamic sharding

Workchains can split into shardchains as transaction load rises and merge again as demand falls.

Asynchronous execution

Shardchains process independently and communicate through messages, allowing work to occur in parallel.

Transaction load increases → **Network splits work across shardchains**

Basechain → Shard A, Shard B, Shard C, Shard D

April 2026 upgrades advance the network's consumer scale value proposition:

Low latency	~400ms block time and ~1s finality
Low cost	~6x fee reduction to a small fraction of one cent
Adaptive scale	Dynamic sharding and high-throughput architecture
Programmable	Smart contracts for wallets, apps, assets and automated activity

Telegram gives TON a distribution path most blockchains have to build from scratch

TON can reach a scaled user base through a global super app with communities, developers, and a digital-native economy

THE DISTRIBUTION PROBLEM

Most blockchains

Network ❯ Apps ❯ Users

User acquisition happens app by app.

TON + Telegram

TON-based experiences can reach users through a platform that already has 1B+ active users.

TELEGRAM CONSUMER LAYER

Messages | Channels | Mini Apps | Creators

↓

TON-Native GRAM Wallet

- self-custody capabilities
- crypto transfers and payments
- hold and use GRAM

↓

THE OPEN NETWORK (TON)

- smart contracts
- on-chain ownership
- transaction fees
- staking

1 billion+

active Telegram users

Telegram provides the user base and app environment, while TON adds digital ownership, smart contracts, and on-chain value transfer to selected user flows.

Agentic activity

Bots and Mini Apps can interact with TON-connected wallets and smart contracts, creating a path for machine-initiated, user-authorized transactions.

An internet-native economy is taking shape inside Telegram

A single platform where communication, commerce and digital services are already deeply integrated into the user experience

CONSUMER APPS

Mini Apps + Games



Apps and games can be discovered and used inside Telegram.

FINANCIAL FLOWS

Wallets + Transfers


We are going to a concert in Paris!
Cool, you bought the tickets!
How much do I owe you for them?
Whatever you think they're worth
$10
Crypto transfer
Unexpected!

Wallet-enabled experiences support crypto transfers and payments inside Telegram.

DIGITAL OWNERSHIP

Collectible Assets


Cancel
Send a Gift
All Gifts
My Gifts
Limited
In Stock
Resale

Telegram-native digital goods, including gifts and usernames, can become transferable, user-owned assets.

BUSINESS TOOLS

Ads + Bots



Advertising and bots create new channels for monetization, customer acquisition, and automated services.


25.379

TON provides the on-chain layer for Telegram experiences:

VALUE TRANSFER

GRAM and other TON-based assets moving between users, wallets, Mini Apps and merchants.

COLLECTIBLE ASSETS

Usernames, collectible numbers, gifts, stickers, game items and other tokenized property.

MINI-APP TRANSACTIONS

Wallet-connected purchases, rewards, access rights, escrow and settlement inside Mini Apps.

AUTOMATION

Bots or AI agents initiating wallet or smart-contract actions when authorized by users or apps.

Telegram’s increased involvement is directly improving TON’s usability

As activity develops on TON, GRAM is the native asset used for transaction fees, staking and network security

Visible execution roadmap

Date	Milestone	Description
Apr. 2026	**Catchain 2.0**	~400ms block time and ~1s finality
Apr. 2026	**Fee reduction**	~6x lower transaction fees
May. 2026	**Acton developer toolchain**	Integrated tooling to build, test, debug, and deploy TON applications
Jun. 2026	**GRAM name restored**	Clearer distinction between TON network and GRAM asset
Sep. 2026	**GRAM Wallet infrastructure**	Validator-approved architecture to support future wallet logic upgrades

Performance improvements position TON to become more usable at scale

Acton development improves the developer experience for building on TON

*“The **focus shifts** to tech superiority.”* — Pavel Durov, May 2026

As TON activity grows, GRAM's economic role grows with it

The more activity that settles, transacts or builds on TON, the more utility demand can accrue around GRAM's network role

CORE NETWORK ROLE

TRANSACTION FEES

Pays network fees for activity executed on TON.

PAYMENT USE CASES

PAYMENTS + REMITTANCE

GRAM and TON-based assets move value between users, including cross-border flows.

CORE NETWORK ROLE

STAKING + SECURITY

Staked GRAM supports validator participation and network security.

GRAM

ASSET USE CASES

DIGITAL OWNERSHIP + IDENTITY

Telegram-native digital goods, including gifts and usernames, can become owned and transferable on TON.

INFRASTRUCTURE USE CASES

DECENTRALIZED INFRASTRUCTURE

Emerging TON services such as storage, proxy routing and compute can use GRAM as a native payment or incentive asset.

APPLICATION USE CASES

MINI APP TRANSACTIONS

TON-connected Mini Apps can support wallet-based purchases, rewards, access rights, escrow and settlement.

TONX creates an equity path to the TON / GRAM opportunity

Direct GRAM ownership can require crypto-native access, custody, staking and controls that many public-market investors do not maintain

DIRECT GRAM OWNERSHIP

Can require investors to solve:

- Trading venue / on-ramp access
- Institutional custody arrangements
- Staking operations and validator logistics
- Digital-asset accounting and reporting controls

TON STRATEGY COMPANY

Institutional infrastructure already in place

NASDAQ-LISTED EQUITY	Public-market access through common stock
INSTITUTIONAL CUSTODY	Custody oversight and segregated staking infrastructure
SCALED STAKING	229.9M GRAM staked at 6/30/26
PUBLIC-COMPANY CONTROLS	SEC reporting, governance and risk management
CAPITAL ALLOCATION	GRAM accumulation, ecosystem initiatives, market structure, repurchases and liquidity

For investors who want exposure to TON and Telegram-linked digital activity, TONX offers a public-company alternative to buying, holding in custody, and staking GRAM directly.

Treasury Productivity and Operating Leverage

*Staking can convert GRAM ownership into high-margin revenue**


GRAM rewards earned (M)
April upgrade step-change
0.34M
~1.9M
2.2M
9.4M
Q3 2025
Q4 2025
Q1 2026
Q2 2026

Q2 Staking Performance

9.4M
GRAM earned in Q2

17%
Annualized gross Q2 staking yield

13.8M
Cumulative GRAM earned since Aug. 2025

$22.0M
Cumulative staking revenue

229.9M GRAM staked of 230.5M held at June 30

**The Q2 step-up demonstrates the productivity of a large staked treasury; staking yields are network-driven and should not be assumed to represent a future run rate.*

Own. Advance. Compound.

Our framework for owning GRAM, advancing the TON ecosystem and compounding long-term value per share

Every capital decision is measured against its expected impact on long-term value per share.

OWN the asset

- Maintain a strategically significant GRAM position
- Keep eligible holdings productively staked
- Manage toward GRAM per share, not absolute size

ADVANCE the ecosystem

- Invest in or partner with select businesses and infrastructure that can accelerate growth across the TON ecosystem

Areas under evaluation include:

- Staking and validator services
- Digital asset payments and infrastructure
- TON developer infrastructure
- Security and assurance
- GRAM market structure

COMPOUND per share value

- Compare every use of capital on the same per-share basis
- Deploy capital only when expected returns are compelling relative to the alternatives
- Prioritize per-share outcomes over absolute balance-sheet growth

Leadership team built to bridge a frontier digital asset and U.S. public markets

Experience spanning institutional markets, crypto infrastructure, and public-company governance and compliance

Kevin Wilson
Chief Executive Officer & Director

CAPITAL MARKETS +
MARKET INFRASTRUCTURE

More than two decades building and leading institutional trading, financial technology and digital asset businesses across global markets.

- **Integral Development Corp.:** Led global business development for institutional digital-asset trading businesses and infrastructure, including helping launch a stablecoin-based prime brokerage service
- **Citi**: 17 years of leadership across electronic trading and FX, including co-founding and leading North American Margin FX

Deep experience building trading businesses and market infrastructure for emerging asset classes and institutional participants.

Sarah Olsen
Chief Financial Officer
& Chief Operating Officer

INSTITUTIONAL CRYPTO +
FINANCIAL INFRASTRUCTURE

Experience building and managing digital asset businesses across regulated crypto markets, global banking, and institutional investing.

Brings operating experience across the infrastructure, counterparties and risk disciplines required to manage a scaled digital asset strategy.

- **Gemini:** Led Corporate Development across all top-line initiatives at US exchange and custodian
- **J.P. Morgan Onyx: Led** corporate development across blockchain and tokenized assets
- **Europa Partners:** Co-founded and managed institutional crypto strategies spanning spot, derivatives and DeFi

Mary Marbach
General Counsel & Corporate Secretary

PUBLIC-COMPANY GROWTH +
GOVERNANCE

More than two decades helping growth-stage and public companies build the legal, governance, and regulatory functions needed to scale.

- **Vitacost:** Led legal operations from IPO through sale to Kroger
- **Twinlab:** Served as Chief Legal Officer & Corporate Secretary; responsible for governance, financial transactions, regulatory matters, and reporting
- **Corporate & securities advisory:** Began career at Morrison & Foerster and held roles at Greenberg Traurig, advising high-growth companies on corporate, securities, and M&A matters

Investor Relations

NASDAQ: TONX

Email: investors@tonstrat.com

Website: tonstrat.com/shareholders